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                                                                   Exhibit 10.36


                                UBS AMERICAS INC.
                           1285 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019


April 12, 2002

Vfinance, Inc.


Gentlemen:


Re: Credit Agreement dated as of January 25, 2002 By and Between Vfinance, Inc., as Borrower (the "Borrower") and UBS Americas Inc., as Lender (the "Lender") (the "Agreement"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

The Lender hereby waives Section 5.10 of the Agreement, which requires the Borrower to maintain owners equity in compliance with GAAP of at least $7,000,000, to the extent necessary to exclude the write-off of goodwill aggregating $8,582,020 included in the Company's consolidated financial statements for the year ended December 31, 2001 from owners' equity in connection with Section 1.03 of the Agreement.

The Borrower represents and warrants that (a) after giving effect to this amendment, all of the representations and warranties contained in Article 3 of the Agreement and in the other Loan Documents are true and correct and no Default or Event of Default has occurred and is continuing, and (b) as of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Borrower except as publicly disclosed prior to the date hereof.

Upon the effectiveness of this amendment, on and after the date hereof each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the other Loan Documents to "the Credit Agreement","thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

Except as specifically amended above, the Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.


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                                UBS AMERICAS INC.
                           1285 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019




THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

                                       UBS AMERICAS INC.


                                       By: /s/ Robert J. Chersi
                                           -------------------------------------
                                           Robert J. Chersi
                                           Title:



                                       By: /s/ Mark Klein
                                           -------------------------------------
                                           Name: Mark Klein
                                           Title: Assistant Secretary


ACCEPTED AND AGREED:


VFINANCE INC.

By: /s/ Robert F. Williamson, Jr.
    -------------------------------
    Name: Robert F. Williamson, Jr.
    Title: Chief Financial Officer